PROSPECTUS                                                     DECEMBER 30, 1996
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing investment objectives of its Portfolios. The Portfolios offered through this Prospectus and their respective investment objectives are as follows:


Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. JanCap Growth Portfolio seeks growth of capital in a manner consistent with preservation of capital. T. Rowe Price Asset Allocation Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities. T. Rowe Price International Equity Portfolio seeks total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Founders Capital Appreciation Portfolio seeks capital appreciation. INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. PIMCO Total Return Bond Portfolio seeks to maximize total return, consistent with preservation of capital. PIMCO Limited Maturity Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. Berger Capital Growth Portfolio seeks long-term capital appreciation.


This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Trust and should be retained for future reference. A Statement of Additional Information, dated December 30, 1996, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. That Statement is available without charge upon request to the Trust at the address listed above or by calling (203) 926-1888.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Shares of the Trust are available, and are marketed as a pooled funding vehicle, for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust also may be offered directly to qualified pension and retirement plans, including, but not limited to, plans under sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended ("Qualified Plans"). As of the date of this Prospectus, the only Participating Insurance Companies are American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company. From time to time, however, the Trust may enter into participation agreements with other Participating Insurance Companies. The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular variable annuity contract or variable life insurance policy or Qualified Plan. Please read the Prospectus of the variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for information regarding contract fees and expenses and any restrictions on purchases.

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




                                TABLE OF CONTENTS

Caption                                                                    Page

Financial Highlights                                                          4
Investment Objectives and Policies                                            8
     Lord Abbett Growth and Income Portfolio                                  8
     JanCap Growth Portfolio                                                  9
     T. Rowe Price Asset Allocation Portfolio                                11
     T. Rowe Price International Equity Portfolio                            15
     Founders Capital Appreciation Portfolio                                 17
     INVESCO Equity Income Portfolio                                         21
     PIMCO Total Return Bond Portfolio                                       23
     PIMCO Limited Maturity Bond Portfolio                                   28
     Berger Capital Growth Portfolio                                         33
Certain Risk Factors and Investment Methods                                  34
Regulatory Matters                                                           41
Portfolio Turnover                                                           42
Brokerage Allocation                                                         42
Investment Restrictions                                                      42
Net Asset Values                                                             42
Purchase and Redemption of Shares                                            43
Management of the Trust                                                      43
Tax Matters                                                                  49
Organization and Description of Shares of the Trust                          50
Portfolio Annual Expenses                                                    52
Performance                                                                  53
Transfer and Shareholder Servicing Agent
     and Custodian                                                           54
Counsel and Auditors                                                         54
Other Information                                                            54

FINANCIAL HIGHLIGHTS (Selected Per Share Data for an Average Share Outstanding and Ratios Throughout Each Period): The tables below contain unaudited financial information and financial information which has been audited in conjunction with the annual audits of the financial statements of American Skandia Trust by Deloitte & Touche LLP, Independent Auditors. Financial information for the years ended December 31, 1991 through December 31, 1995 has been audited. Audited Financial Statements for the year ended December 31, 1995, including the Independent Auditors' Report thereon, and Unaudited Financial Statements for the period ended June 30, 1996 are included in the Trust's Statement of Additional Information, which is available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (203) 926-1888.


AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              ------------------------------------------------------------
                                                                                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                       LORD ABBETT GROWTH AND INCOME
                                                         ----------------------------------------------------------
                                                          SIX MONTHS                 FOR THE YEAR ENDED
                                                             ENDED                      DECEMBER 31,
                                                         JUNE 30, 1996    -----------------------------------------
                                                          (UNAUDITED)       1995       1994       1993      1992(2)
                                                         -------------    --------    -------    -------    -------
Net Asset Value at Beginning of Period..................   $   14.98      $  12.00    $ 12.06    $ 10.70    $ 10.00
                                                            --------       -------    -------    -------    --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................        0.13          0.16       0.20       0.11       0.07
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................        0.85          3.22       0.06       1.35       0.63
                                                            --------       -------    -------    -------    --------
         Total Increase (Decrease) From
           Investment Operations........................        0.98          3.38       0.26       1.46       0.70
                                                            --------       -------    -------    -------    --------
Less Dividends and Distributions
    Dividends from Net Investment Income................       (0.17)        (0.20)     (0.12)     (0.04)        --
    Distributions from Net Realized
      Capital Gains.....................................       (0.35)        (0.20)     (0.20)     (0.06)        --
                                                            --------       -------    -------    -------    --------
         Total Dividends and Distributions..............       (0.52)        (0.40)     (0.32)     (0.10)        --
                                                            --------       -------    -------    -------    --------
Net Asset Value at End of Period........................   $   15.44      $  14.98    $ 12.00    $ 12.06    $ 10.70
                                                            ========       =======    =======    =======    ========
Total Return............................................        6.61%        28.91%      2.22%     13.69%      7.00%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............   $ 372,133      $288,749    $92,050    $48,385    $10,159
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................        0.96%(1)      0.99%      1.06%      1.22%      0.99%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................        0.96%(1)      0.99%      1.06%      1.33%      1.75%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................        2.04%(1)      2.50%      2.45%      2.05%      2.49%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................        2.04%(1)      2.50%      2.45%      1.94%      1.73%(1)
Portfolio Turnover Rate.................................       21.36%        50.28%     60.47%     56.70%     34.29%
Average Commission Rate Paid+...........................   $  0.0663            --         --         --         --

--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                                           PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------------

                                                                                       JANCAP GROWTH
                                                             ----------------------------------------------------------------
                                                              SIX MONTHS                     FOR THE YEAR ENDED
                                                                 ENDED                          DECEMBER 31,
                                                             JUNE 30, 1996     ----------------------------------------------
                                                              (UNAUDITED)        1995         1994         1993       1992(3)
                                                             -------------     --------     --------     --------     -------
Net Asset Value at Beginning of Period..................      $   15.40       $  11.22     $  11.78     $  10.53     $ 10.00
                                                               --------        -------      -------      -------     --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................           0.01           0.06         0.06         0.03       (0.01)
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................           2.35           4.18        (0.59)        1.22        0.54
                                                               --------        -------      -------      -------     --------
         Total Increase (Decrease) From
           Investment Operations........................           2.36           4.24        (0.53)        1.25        0.53
                                                               --------        -------      -------      -------     --------
Less Dividends and Distributions
    Dividends from Net Investment Income................          (0.02)         (0.06)       (0.03)          --          --
    Distributions from Net Realized
      Capital Gains.....................................          (0.80)            --           --           --          --
                                                               --------        -------      -------      -------     -------
         Total Dividends and Distributions..............          (0.82)         (0.06)       (0.03)          --          --
                                                               --------        -------      -------      -------     -------
Net Asset Value at End of Period........................          16.94       $  15.40     $  11.22     $  11.78     $ 10.53
                                                               ========        =======      =======      =======     =======
Total Return............................................      $   15.72%         37.98%       (4.51%)      11.87%       5.30%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............      $ 611,024       $431,321     $245,645     $157,852     $15,218%(1)
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................           1.10%(1)       1.12%        1.18%        1.22%       1.33%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................           1.10%(1)       1.12%        1.18%        1.22%       2.21%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................           0.25%(1)       0.51%        0.62%        0.35%      (0.90%)(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................           0.25%(1)       0.51%        0.62%        0.35%      (1.78%)(1)
Portfolio Turnover Rate.................................          65.51%        113.32%       93.92%       92.16%       1.52%
Average Commission Rate Paid+...........................      $  0.0630             --           --           --          --




                                                            T. ROWE PRICE ASSET ALLOCATION          PIMCO TOTAL
                                                         -------------------------------------      RETURN BOND
                                                                           FOR THE YEAR ENDED      -------------
                                                          SIX MONTHS                                SIX MONTHS
                                                             ENDED            DECEMBER 31,             ENDED
                                                         JUNE 30, 1996     -------------------     JUNE 30, 1996
                                                          (UNAUDITED)       1995       1994(4)      (UNAUDITED)
                                                         -------------     -------     -------     -------------
Net Asset Value at Beginning of Period..................   $ 12.01        $  9.94     $ 10.00       $   11.34
                                                           -------        -------     -------        --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................      0.15           0.26        0.21            0.21
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................      0.36           2.02       (0.27)          (0.44)
                                                           -------        -------     -------        --------
         Total Increase (Decrease) From
           Investment Operations........................      0.51           2.28       (0.06)          (0.23)
                                                           -------        -------     -------        --------
Less Dividends and Distributions
    Dividends from Net Investment Income................     (0.25)         (0.21)         --           (0.28)
    Distributions from Net Realized
      Capital Gains.....................................     (0.04)            --          --           (0.31)
                                                           -------        -------     -------        --------
         Total Dividends and Distributions..............     (0.29)         (0.21)         --           (0.59)
                                                           -------        -------     -------        --------
Net Asset Value at End of Period........................   $ 12.23        $ 12.01     $  9.94       $   10.52
                                                           =======        =======     =======        ========
Total Return............................................      4.27%         23.36%      (0.60%)         (2.07%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............   $86,302        $59,399     $23,463       $ 287,645
Ratios of Expenses to Average Net Assets:
       FOR THE YEAR ENDED
      After Advisory Fee Waiver and
         Expense Reimbursement..........................      1.16%(1)       1.25%       1.25%(1)        0.88%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................      1.16%(1)       1.29%       1.47%(1)        0.88%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................      3.21%(1)       3.53%       3.64%(1)        5.25%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................      3.21%(1)       3.49%       3.42%(1)        5.25%(1)
Portfolio Turnover Rate.................................     27.64%         17.62%      31.62%         318.44%
Average Commission Rate Paid+...........................   $0.0359             --          --             N/A



                                                              FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                             --------------------
                                                               1995       1994(4)
                                                             --------     -------
Net Asset Value at Beginning of Period..................     $   9.75     $ 10.00
                                                             --------     -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................         0.25        0.26
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................         1.55       (0.51)
                                                             --------     -------
         Total Increase (Decrease) From
           Investment Operations........................         1.80       (0.25)
                                                             --------     -------
Less Dividends and Distributions
    Dividends from Net Investment Income................        (0.21)         --
    Distributions from Net Realized
      Capital Gains.....................................           --          --
                                                             --------     -------
         Total Dividends and Distributions..............        (0.21)         --

Net Asset Value at End of Period........................     $  11.34     $  9.75
                                                             ========     =======
Total Return............................................        18.78%      (2.50%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............     $225,335     $46,493
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................         0.89%       1.02%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................         0.89%       1.02%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................         5.95%       5.57%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................         5.95%       5.57%(1)
Portfolio Turnover Rate.................................       124.41%     139.25%
Average Commission Rate Paid+...........................           --          --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.
(1) Annualized.
(2) Commenced operations on May 1, 1992.
(3) Commenced operations on November 6, 1992.
(4) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            ----------------------------------------------------------------------------
                                                                             PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                   INVESCO EQUITY INCOME               FOUNDERS CAPITAL APPRECIATION
                                            ------------------------------------    ------------------------------------
                                             SIX MONTHS      FOR THE YEAR ENDED      SIX MONTHS      FOR THE YEAR ENDED
                                                ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                            JUNE 30, 1996    -------------------    JUNE 30, 1996    -------------------
                                             (UNAUDITED)       1995      1994(4)     (UNAUDITED)       1995      1994(4)
                                            -------------    --------    -------    -------------    --------    -------
Net Asset Value at Beginning of Period...     $   12.50      $   9.75    $ 10.00      $   14.25      $  10.84    $ 10.00
                                               --------      --------    -------       --------      --------    -------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........          0.15          0.25       0.16           0.02         (0.04)      0.11
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............          0.71          2.65      (0.41)          2.28          3.54       0.73
                                               --------      --------    -------       --------      --------    -------
         Total Increase (Decrease) From
           Investment Operations.........          0.86          2.90      (0.25)          2.30          3.50       0.84
                                               --------      --------    -------       --------      --------    -------
Less Dividends and Distributions
    Dividends from Net Investment
      Income.............................         (0.24)        (0.15)        --          (0.09)        (0.09)        --
    Distributions from Net Realized
      Capital Gains......................         (0.33)           --         --          (0.18)           --         --
                                               --------      --------    -------       --------      --------    -------
         Total Dividends and
           Distributions.................         (0.57)        (0.15)        --          (0.27)        (0.09)        --
                                               --------      --------    -------       --------      --------    -------
Net Asset Value at End of Period.........     $   12.79      $  12.50    $  9.75      $   16.28      $  14.25    $ 10.84
                                               ========      ========    =======       ========      ========    =======
Total Return.............................          7.04%        30.07%     (2.50%)        16.33%        32.56%      8.40%
Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................     $ 236,140      $176,716    $65,201      $ 147,916      $ 90,460    $28,559
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........          0.98%(1)      0.98%      1.14%(1)        1.15%(1)     1.22%      1.30%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........          0.98%(1)      0.98%      1.14%(1)        1.15%(1)     1.22%      1.55%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........          2.99%(1)      3.34%      3.41%(1)       (0.25%)(1)    (0.28%)    2.59%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........          2.99%(1)      3.34%      3.41%(1)       (0.25%)(1)    (0.28%)    2.34%(1)
Portfolio Turnover Rate..................         28.83%        89.48%     62.87%          46.57%        68.32%   197.93%
Average Commission Rate Paid+............     $  0.0604            --         --       $  0.0554            --        --

----------------------------------------------------------------------------------------------------------------------------
                                                            PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                           T. ROWE PRICE                             BERGER CAPITAL
                                                       INTERNATIONAL EQUITY                              GROWTH
                                              ---------------------------------------     ------------------------------------
                                               SIX MONTHS        FOR THE YEAR ENDED        SIX MONTHS       FOR THE YEAR ENDED
                                                  ENDED             DECEMBER 31,              ENDED            DECEMBER 31,
                                              JUNE 30, 1996     ---------------------     JUNE 30, 1996     ------------------
                                               (UNAUDITED)        1995       1994(4)       (UNAUDITED)       1995       1994(5)
                                             -------------     --------     --------     -------------     -------     ------
Net Asset Value at Beginning of Period...      $   10.65       $   9.62     $  10.00        $ 12.40        $  9.97     $10.00
                                                --------        -------      -------       --------        --------   -------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........           0.07           0.07         0.02             --           0.04       0.01
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............           0.85           0.99        (0.40)          1.55           2.40      (0.04)
                                                --------        -------      -------       --------        --------    ------
         Total Increase (Decrease) From
           Investment Operations.........           0.92           1.06        (0.38)          1.55           2.44      (0.03)
                                                --------        -------      -------       --------        --------    ------
    Dividends from Net Investment
      Income.............................          (0.08)         (0.01)          --          (0.03)         (0.01)        --
    Distributions from Net Realized
      Capital Gains......................             --          (0.02)          --             --             --         --
                                                --------        -------      -------       --------        --------    ------
         Total Dividends and
           Distributions.................          (0.08)         (0.03)          --          (0.03)         (0.01)        --
                                               --------        -------      -------       --------        --------    ------

Net Asset Value at End of Period.........      $  11.49       $  10.65     $   9.62        $ 13.92        $ 12.40     $ 9.97
                                               ========        =======      =======       ========        ========    ======

Total Return.............................          8.68%         11.09%       (3.80%)        12.54%         24.42%     (0.30%)

Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................      $ 306,150       $195,667     $108,751        $84,683        $45,979     $3,030
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........           1.29%(1)       1.33%        1.75%(1)       1.00%(1)       1.17%      1.25%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........           1.29%(1)       1.33%        1.77%(1)       1.00%(1)       1.17%      1.70%(1)

Ratios of Net Investment Income (Loss)
   to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........           1.68%(1)       1.03%        0.45%(1)       0.14%(1)       0.70%      1.41%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........           1.68%(1)       1.03%        0.43%(1)       0.14%(1)       0.70%      0.97%
Portfolio Turnover Rate..................           6.99%         17.11%       15.70%         58.88%         84.21%      5.36
Average Commission Rate Paid+............      $  0.0232             --           --        $0.0590             --         --



                                                PIMCO LIMITED
                                                MATURITY BOND
                                     ------------------------------------
                                      SIX MONTHS
                                         ENDED         FOR THE YEAR ENDED
                                     JUNE 30, 1996        DECEMBER 31,
                                      (UNAUDITED)           1995(6)
                                     -------------     ------------------
Net Asset Value at Beginning of Period...  $   10.47            $  10.00
                                             -------             -------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........       0.27                0.05
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............      (0.26)               0.42
                                             -------             -------
         Total Increase (Decrease) From
           Investment Operations.........       0.01                0.47
                                             -------             -------
Less Dividends and Distributions
    Dividends from Net Investment
      Income.............................      (0.05)                 --
    Distributions from Net Realized
      Capital Gains......................      (0.02)                 --
                                             -------             -------
         Total Dividends and
           Distributions.................      (0.07)                 --
                                             -------             -------
Net Asset Value at End of Period.........  $   10.41            $  10.47
                                             =======             =======
Total Return.............................       0.05%               4.70%
Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................  $ 195,372            $161,940
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........       0.87%(1)            0.89%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........       0.87%(1)            0.89%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........       5.81%(1)            4.87%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........       5.81%(1)            4.87%(1)
Portfolio Turnover Rate..................     158.19%             204.85%
Average Commission Rate Paid+............        N/A                  --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.
(1) Annualized.
(4) Commenced operations on January 4, 1994.
(5) Commenced operations on October 20, 1994.
(6) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

INVESTMENT OBJECTIVES AND POLICIES: The investment objective and policies for each of the Portfolios are described below, and should be considered separately. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns in each Portfolio may differ. The investment objective of each Portfolio which is specifically identified as "fundamental" may not be changed without approval of the shareholders of the affected Portfolio. Each Portfolio's investment objective or investment policies, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. There can be no assurance that any Portfolio's investment objective will be achieved. Risk factors in relation to various securities and instruments in which the Portfolios may invest are described in the sections of this Prospectus and the Trust's Statement of Additional Information entitled "Certain Risk Factors and Investment Methods." Additional information about the investment objectives and policies of each Portfolio may be found in the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord Abbett Growth and Income Portfolio: Lord, Abbett & Co.; (b) JanCap Growth Portfolio: Janus Capital Corporation; (c) T. Rowe Price Asset Allocation Portfolio: T. Rowe Price Associates, Inc.; (d) T. Rowe Price International Equity Portfolio: Rowe Price-Fleming International, Inc.; (e) Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (f) INVESCO Equity Income Portfolio: INVESCO Trust Company; (g) PIMCO Total Return Bond Portfolio: Pacific Investment Management Company; (h) PIMCO Limited Maturity Bond Portfolio: Pacific Investment Management Company; and (i) Berger Capital Growth Portfolio: Berger Associates, Inc.

         Subject to approval of the Board of Trustees of the Trust, the Trust may add one or more portfolios and may cease to offer one or more portfolios, any such cessation to be subject to obtaining required regulatory approvals.

         Each Portfolio may be subject to state regulatory requirements which may be more restrictive than the stated investment policies, in which case, the Sub-advisors will adhere to the more restrictive standard.

Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Sub-advisor will try to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value. To do so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Portfolio which it believes will benefit most from these changes.

         The Portfolio normally will invest in common stocks (including securities convertible into common stocks) of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks held over long periods of time have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

         The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Portfolio. In the past, very few industries have continuously provided the best investment opportunities. The Sub-advisor will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities which the Sub-advisor believes offer better values.

         At such times that the Sub-advisor deems appropriate and consistent with this Portfolio's investment objective, the Portfolio may: (a) write covered call options which are traded on a national securities exchange with respect to securities in the Portfolio; (b) invest up to 10% of the Portfolio's net assets (at the time of investment) in foreign securities; and (c) invest in straight bonds and other debt securities, including lower-rated high-yield bonds. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. The Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower-rated (BB/Ba or lower) high-yield bonds. For a discussion of the risks involved in options transactions and in investing in lower-rated high-yield debt securities or foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For an additional description of covered options, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in short-term debt and other high quality fixed-income securities.

     Lending Portfolio Securities. The Portfolio may engage in the lending of its securities. It is expected that no more that 5% of the Portfolio's gross assets may be committed to securities lending. For a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Lower-rated debt obligations are generally considered to be high risk investments. The Portfolio does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. For a description of these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933. For a discussion of these instruments and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of risks involved in lower-rated securities, mortgage- and asset-backed securities and zero coupon bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, Portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.

         Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio.

         The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. Subject to certain limitations, the Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions, against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Risks of Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its total assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Subject to the Portfolio's restrictions on lending, the Portfolio may borrow money from or lend money to other Portfolios of the Trust or other funds that permit such transactions and are managed by the Investment Manager or are advised by the Sub-advisor if the Trust seeks, on behalf of the Portfolio, permission to do so from the Securities and Exchange Commission. There is no assurance that such permission will be sought or granted. For a discussion of the risks involved in lending, see the Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Lower-rated debt obligations are generally considered to be high risk investments. The Portfolio does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may also borrow money from banks. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities. This mix may vary over shorter time periods within the ranges set forth below:

                                      Range

                       Fixed Income Securities                30-50%
                       Equity Securities                      50-70%

         The primary consideration in varying from the 60-40 allocation will be the Sub-advisor's outlook for the different markets in which the Portfolio invests. Shifts between bonds and stocks will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. There is, of course, no guarantee that even the Sub-advisor's gradual approach to allocating the Portfolio's assets will be successful in achieving the Portfolio's objective. The Portfolio will also maintain cash reserves to facilitate the Portfolio's cash flow needs (redemptions, expenses and purchases of Portfolio securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

         Assets allocated to the fixed income portion of the Portfolio primarily will be invested in U.S. and foreign investment grade bonds and high-yield bonds, and cash reserves.

         Assets allocated to the equity portion of the Portfolio primarily will be invested in the common stocks of a diversified group of U.S. and foreign large and small companies.

         The Portfolio's price share will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.

         Fixed Income Securities. The Portfolio's fixed income securities will be allocated among investment grade, high-yield and non-dollar debt securities generally within the ranges indicated below:

                                      Range

                                    Investment Grade 50-100%
                                    High Yield                0-30%
                                    Non-dollar                0-30%
                                    Cash Reserves             0-20%

                  Investment Grade. Long, intermediate and short-term investment grade debt securities (e.g., AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or if not rated, of equivalent investment quality as determined by Sub-advisor). The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly.

                  Non-Dollar.  Non-dollar  denominated,  high-quality (e.g., AAA and AA by S&P, or if not rated, of equivalent investment quality as determined by the Sub-advisor) government and corporate debt securities of at least three countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in foreign investing.

                  High-Yield, Lower-Rated Securities. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities. Bonds may be purchased without regard to maturity, however, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in investing in high-yield, lower-rated debt securities.

                  Cash Reserves. Liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by the Sub-advisor.

     Equity Securities. The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities within the ranges indicated below:

                                      Range

                                    Large Cap                 45-100%
                                    Small Cap                 0-30%
                                    International             0-35%

     Large-Cap.   Generally,   stocks   of   well-established   companies   with
capitalization over $1 billion which can produce increasing dividend income.

         Non-Dollar. Common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. The Sub-advisor intends to diversify this portion of the Portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks in international investing under "Certain Risk Factors and Investment Methods."

         Risks of Small-Cap Investing. Common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

         The Portfolio's investments include, but are not limited to, equity and fixed income securities of any type, as well as the investments described below.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities. There are risks involved in asset-backed securities. For a discussion of asset-backed securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Cash Reserves. While the Portfolio will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities ) or for temporary, defensive purposes. The Portfolio's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Collateralized Mortgage Obligations (CMOs). There are risks involved in CMOs. The Portfolio may also invest in CMOs. For a discussion of CMOs and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and principal only payments (PO's).

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

         For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

         Risks of Foreign Currency Fluctuations. Foreign securities of the Portfolio are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Portfolio will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest up to 35% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in foreign securities investment in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's portfolio securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

         Risks of Options and Futures Transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Hybrid Instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. For an additional discussion on limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. There are risks involved in mortgage-backed securities. For an additional discussion of mortgage-backed securities, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). Because an active trading market does not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

T. Rowe Price International Equity Portfolio:

Investment Objective: The T. Rowe Price International Equity Portfolio seeks a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries.

         In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. Under normal market conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

         The Portfolio may also invest its reserves in domestic as well as foreign money market instruments. Also, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

         In addition to the investments described below, the Portfolio's investments may include, but are not limited to, American Depositary Receipts
(ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).

         Cash Reserves. While the Portfolio will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Portfolio's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

         Risks of Currency Fluctuations. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

         For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Hybrid Investments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion of limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

Founders Capital Appreciation Portfolio:

     Investment Objective: The investment objective of the Founders Capital Appreciation Portfolio is capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. Market capitalization is a measure of the size of a company and is based upon the total market value of a company's outstanding equity securities. Ordinarily, the common stocks of the U.S. companies selected for this Portfolio will not be listed on a national securities exchange but will be traded in the over-the-counter market.

         Companies selected for investment generally will be small corporations still in the developing stages of their life cycles that are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development; provide efficient services; and possess pricing flexibility.

         Risks of Small Cap Investing. Investments in such companies may involve greater risk than is associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one-person management. Securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic movements in prices than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio may fluctuate more widely than the popular market averages.

         Fixed Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. Bonds, debentures, and corporate obligations other than convertible securities and preferred stock purchased by the Portfolio will be rated at or above investment grade at the time of purchase (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")). Bonds in the lowest investment grade category (Baa or BBB) may have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. For a discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Foreign Securities. The Portfolio may invest in dollar-denominated American Depositary Receipts which are traded on exchanges or over-the-counter in the United States without limit, and in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Sub-advisor have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States.

         Foreign investments may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Examples of such countries include, but are not limited to: Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. Since the Portfolio will pay dividends in dollars, it may incur currency conversion costs. The Portfolio will not invest more than 25% of its total assets in any one foreign country.

         Foreign Securities Risks. Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. Since a portion of the Portfolio's assets may be invested in foreign securities and some of its revenue received in foreign currencies, the Portfolio's net asset value may be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into forward contracts to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the its securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year, or enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of the Portfolio committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933), which may or may not be deemed to be readily marketable. Factors which may be considered by Sub-advisor in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly.

         For an additional discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Options and Policies."

         Borrowing. The Portfolio may borrow money from banks for extraordinary or emergency purposes in amounts up to 10% of its net assets. While any borrowings are outstanding, no purchases of securities will be made. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.

         Temporary Investments. The Portfolio may invest up to 100% of its assets for temporary defensive purposes in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective; however, while it is in a defensive position, the opportunity to achieve capital growth will be limited; moreover, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, may also be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may enter into repurchase agreements with banks or well-established securities dealers meeting the criteria established by the Sub-advisor. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%. Such portfolio turnover rates, which are considered to be high, often may be greater than those of other investment companies seeking capital appreciation. Such turnover rates would cause the Portfolio to incur greater brokerage commissions than would otherwise be the case. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control.

INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. This is a fundamental objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Board of Trustees, the Portfolio may depart from the basic investment objective and assume a defensive position with up to 50% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

         The Portfolio's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign industrial issuers which are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt
securities,   other  than  Government  National  Mortgage  Association  modified pass-through certificates. For an additional discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's
(categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For more information on debt securities, see the Appendix to the Trust's Statement of Additional Information.

         While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security.

     Risks Involved in Lower-Rated High-Yield Bonds. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the Portfolio's annual portfolio turnover rate may be in excess of 100%, and may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. Increased portfolio turnover would cause the Portfolio to incur greater brokerage costs than would otherwise be the case.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Portfolio acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Trust's Board of Trustees. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's total net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

         Lending Portfolio Securities. The Portfolio also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Portfolio to earn income, which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies, equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Sub-advisor monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total net assets (taken at market value). For an additional discussion on lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Portfolio may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of foreign investing in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Trustees or the Investment Manager, acting pursuant to authority delegated by the Board of Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the risks involved with and the limitations on borrowing and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Total Return Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Total Return Bond Portfolio is to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

         The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The duration of the Portfolio will vary within the three- to six-year time frame based upon the Sub-advisor's forecast for interest rates. The Sub-advisor bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's Investors
Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P). Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Sub-advisor will seek to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. For a discussion of the risks involved in lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Sub-advisor believes to be relatively undervalued.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may engage in foreign currency transactions. Foreign currency exchange transactions may be entered into the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         The Portfolio may enter into swap agreements for the purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued and delayed delivery basis and enter into forward commitments to purchase securities; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes. See the Appendix to the Trust's Statement of Additional Information for a description of Moody's and S&P's ratings applicable to fixed income securities.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities, and use of futures and options or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return of the Portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the market risk and volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in the market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not achieve as high a level of return as longer duration portfolios (assuming that long-term interest rates are higher than short-term interest rates, which is commonly the case). With respect to any fixed-income portfolio, the longer the duration of the portfolio, the greater the potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than U.S. dollars also may be affected by movements in foreign currency exchange rates.

         The Portfolio's investments include, but are not limited to, the following:

     U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. The Portfolio may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investment in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-related and other asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. These investments involve special risks. For a description of these securities and the special risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. For the purpose of achieving income, the Portfolio may enter into repurchase agreements, subject to guidelines promulgated by the Board of Trustees of the Trust. The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements and Other Borrowings. The Portfolio may enter into reverse repurchase agreements. For a discussion of reverse repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio may also borrow money for investment purposes. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so.

         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Portfolio may at any time call the loan and obtain the return of securities loaned, (3) the Portfolio will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date, in a segregated account, cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the security, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a delayed delivery basis.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Options on Securities, Securities Indexes and Currencies. The Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency, exchange rates or securities prices or as part of its overall investment strategy.

         The Portfolio may purchase options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option only if it is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on of the same series.

         Risks of Options. The Portfolio may invest in foreign-denominated securities and may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swaps. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of a swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.

         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's ability to predict correctly whether certain types of investment are likely to produce greater returns than other investments. Because they are two-party contracts and because they have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new and is largely unregulated. It is possible that developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use financial futures contracts and related options only for "bona fide" hedging purposes, as such term is defined in the applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposit plus premiums paid by it for the open futures options position, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets.

         Risks of Futures Contracts and Related Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Other Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Limited Maturity Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. This is a fundamental objective of the Portfolio.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

         The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments.

         The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The Portfolio will make use of use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit its investments accordingly. In determining the Portfolio's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Sub-advisor's view of their comparability to rated securities. The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). The percentage of a the Portfolio's assets invested in securities in a particular rating category will vary.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may invest in securities denominated in foreign currencies also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Portfolio may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued or delayed-delivery basis, sell securities short, and enter into forward commitments to purchase securities; lend their securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings applicable to fixed income securities.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

         The Portfolio's investments include, but are not limited to, the following:

         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Investments in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Moody's also describes securities rated Baa as having speculative characteristics. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly.

         Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

         A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. In addition, the Portfolio may invest in other asset-backed securities that have been offered to investors.

         Risks of Mortgage-related and Other Asset-Backed Securities. For a discussion of the risks involved in mortgage-related and other asset-backed securities, see this Prospectus and the Trust's Statement of Additional information under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, for the purpose of achieving income, the Portfolio may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements and Other Borrowings. A reverse repurchase agreement is a form of leverage that involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio also may borrow money for investment purposes, subject to requirements imposed by the 1940 Act that the Portfolio maintain a continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio's portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so.

         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a delayed-delivery basis.

         Short Sales. The Portfolio may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Portfolio engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries, "NICs", such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options on Securities, Securities Indexes, and Currencies. The Portfolio may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Portfolio may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         Risks of Options. The purchase and writing of options involves certain risks. The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of segregated assets consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.

         Risks of Futures and Related Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Other Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

Berger Capital Growth Portfolio:

Investment Objective: The investment objective of the Berger Capital Growth Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the Sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio, and any income produced will be a by-product of the effort to achieve the Portfolio's objective.

Investment Policies:

         In general, investment decisions for the Portfolio are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in the Sub-advisor's opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Sub-advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.

         In selecting its portfolio securities, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its Sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.

         Short-Term. The Portfolio may increase its investment in government securities and other short-term interest-bearing securities without limit when the Sub-advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for the Portfolio to achieve its investment objective.

         Put and Call Options. The Portfolio may purchase put and call options on stock indices for the purpose of hedging, which includes establishing a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge the Portfolio to cushion against a decline in value, the Portfolio may buy puts on stock indices; to hedge against increases in prices of equities, pending investments in equities, the Portfolio may buy calls on stock indices. No more than 1% of the market value of the Portfolio's net assets at the time of purchase may be invested in put and call options. For a discussion of the risks associated with options, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers. For a discussion of risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may purchase securities which are convertible into common stock when the Sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. For a more detailed discussion of the risks associated with these securities and their ratings, see the Appendix to the Trust's Statement of Additional Information.

         Zero Coupon Bonds. The Portfolio may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupons after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. The Portfolio will not invest in mortgage-backed or other asset-backed securities.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Securities eligible for resale under Rule 144A of the Securities Act of 1933 could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Portfolios are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section of the Trust's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Portfolios which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios. The methods described only apply to those Portfolios which may use such methods.

Derivative Instruments:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts. A Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. A Portfolio may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         Derivative instruments may consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and does not include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss.

         A Portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments; the fact that, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments; and the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Portfolio to close out or to liquidate its derivatives positions.

Asset-Backed Securities:

         Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Mortgage Pass-Through Securities:

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs):

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

Stripped Agency Mortgage-Backed Securities:

         Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Options:

         Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Portfolio purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Portfolio, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Portfolio assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of Portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

         During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to a Portfolio's ability to close out options it has written.

         A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         A Portfolio may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

Futures Contracts and Related Options:

         A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Portfolio's securities from a decrease in value. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Futures contracts and options can be highly volatile and could result in reduction of a Portfolio's total return, and a Portfolio's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Portfolio is unable to close out its position due to distortions in the market or lack of liquidity.

         The use of futures, options and forward contracts involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Portfolio, such Portfolio could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements.

Foreign Securities:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

         Investments by a Portfolio in foreign companies may require such Portfolio to hold securities and funds denominated in a foreign currency. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Thus, such a Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of such a Portfolio. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.

         Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"):

         ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Currency Fluctuations:

         Investments in foreign securities may be denominated in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion, see "Foreign Securities" above.

Forward Foreign Currency Exchange Contracts:

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolios may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Portfolio's investment or anticipated investment in securities denominated in or exposed to foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Portfolio by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolio may incur a gain or a loss on a forward contract. A forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.

Lower-Rated High-Yield Bonds:

         In general the market for lower-rated high-yield-bonds (commonly known as "junk bonds") is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include their relative insensitivity to interest rate changes; the exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.

Illiquid or Restricted Securities:

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Portfolio that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Portfolio's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.

Repurchase Agreements:

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Portfolio's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Portfolio's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

         A Portfolio which enters into a repurchase agreement bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Portfolio seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Reverse Repurchase Agreements:

         In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Portfolio's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

Borrowing:

         Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, such Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Portfolio could decrease faster than if there had been no borrowings.

Convertible Securities and Warrants:

         Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.

Lending:

         With respect to the lending of securities, there is the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

REGULATORY MATTERS:

         In connection with its proposed futures and options transactions, the Trust filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act for the Portfolios. The Trust represents in its notice of eligibility that:

         (i) the Trust will not purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii) a Portfolio will not enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Currently, the Trust either has or will make a commitment regarding each Portfolio to the State of California Department of Insurance to limit its borrowings to 10% of the Portfolio's net asset value when borrowing for any general purpose and to an additional 15% (for a total of 25%) when borrowing as a temporary measure to facilitate redemptions. For purposes of the foregoing commitment, net asset value is the market value of all investments or assets owned by a Portfolio, less its outstanding liabilities, at the time that any new or additional borrowing is undertaken.

         Additionally, the Trust either has made or will make a commitment regarding each Portfolio to the State of California Department of Insurance with respect to diversification of its foreign investments. Such commitment generally requires that a Portfolio: (i) (consistent with the Portfolio's investment policies) invest in a minimum of five different foreign countries; except that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value, to three when less than 60% of such assets, to two when less than 40% of such assets, or to one when less than 20% of such assets; and (ii) have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country; except that, a Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. (Investments in U.S. issuers are not subject to any of the foregoing.)

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies or participants of Qualified Plans (see page 2) arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies and participants of Qualified Plans may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies or Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PORTFOLIO TURNOVER:

         Each Portfolio may generally change its investments at any time in accordance with its Sub-advisor's appraisal of factors affecting any particular issuer or the market or economy in general. The frequency of the Portfolio's transactions -- the Portfolio's turnover rate -- will vary from year to year depending upon market conditions. High turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains or losses. The anticipated annual rate of turnover for each Portfolio of the Trust is as follows:

     Lord Abbett Growth and Income Portfolio: not to exceed 100%.

     JanCap Growth Portfolio: not to exceed 200% under normal market conditions.

     T. Rowe Price Asset Allocation Portfolio: not to exceed 100% under normal market conditions.

     T. Rowe Price International Equity Portfolio: not to exceed 100% under normal market conditions.

     Founders Capital Appreciation Portfolio: not to exceed 200% under normal market conditions.

     INVESCO Equity Income Portfolio: not to exceed 200% under normal market conditions.

     PIMCO Total Return Bond Portfolio: not to exceed 150% under normal market conditions.

     PIMCO Limited Maturity Bond Portfolio: not to exceed 150% under normal market conditions.

     Berger Capital Growth Portfolio: not to exceed 100% under normal market conditions.

         For further details regarding the portfolio turnover rates, see "Portfolio Turnover" in the Trust's Statement of Additional Information.

BROKERAGE ALLOCATION:

         Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Trust's brokerage allocation policy may permit a Portfolio to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. In addition, each Portfolio's Sub-advisor may consider the use of broker-dealers which might be deemed to be their affiliates, and may consider sale of shares of the Portfolio, as well as the recommendations of the
Investment Manager, as a factor in selection of broker-dealers to execute transactions, subject to the requirements of best net price and most favorable execution. For a complete discussion of portfolio transactions and brokerage allocation, see "Brokerage Allocation" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS:

         For each Portfolio the Trust has adopted a number of investment restrictions which are fundamental policies and may not be changed without the approval of the holders of a majority of the affected Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Statement of Additional Information describes all the restrictions on each Portfolio's investment activities.

NET ASSET VALUES:

         The net asset value per share of each Portfolio is determined by dividing the market value of that Portfolio's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding in that Portfolio. Each Portfolio will determine the net asset value of its shares on each "business" day, which is each day that the New York Stock Exchange (the "NYSE") is open for business, exclusive of national holidays. The Trust's Board of Trustees has established procedures for valuing the Portfolios' securities. In general, these valuations are based on market value with special provisions for: securities not listed on an exchange or securities market;
securities for which recent market quotations are not readily available; short-term obligations; and open short positions and options written on securities. See "Computation of Net Asset Values" in the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies or by Qualified Plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before 4:00 P.M. Eastern time, purchases and redemptions of the shares of the Trust are effected at the net asset values per share determined as of 4:00 P.M. Eastern time on that same day. Orders received after 4:00 P.M. Eastern time, are effected at the next calculated net asset values. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. In the future, shares of the Trust may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by other affiliated and unaffiliated Participating Insurance Companies and also directly to Qualified Plans. While it is not anticipated, should any conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies and participants in Qualified Plans which would require that a substantial amount of net assets be withdrawn from the Trust, orderly Portfolio management could be disrupted to the potential detriment of such holders (see "Other Information" for more details).

MANAGEMENT OF THE TRUST:

         As of the date of this Prospectus, the Trust has twenty-three Portfolios, nine of which are offered through this Prospectus. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting the form of Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

     The Trustees are David E.A. Carson, Julian A. Lerner, Thomas M. O'Brien, F. Don Schwartz, Jan R. Carendi and Gordon C. Boronow. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the section "Management."

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission, as well as with the securities commissions of thirty-eight state jurisdictions. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The only Participating Insurance Companies as of the date of this Prospectus are American Skandia Life Assurance Corporation, which is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation, and Kemper Investors Life Insurance Company. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI,
American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.

Sub-advisors:

         Lord Abbett Growth and Income Portfolio: Lord Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, which acts as the Sub-advisor for the Lord Abbett Growth and Income Portfolio, has been an investment manager for over 65 years. As of June 30, 1996, Lord Abbett managed approximately $19 billion in a family of mutual funds and other advisory accounts.

     The portfolio manager responsible for management of the Portfolio is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has served in this capacity since the Portfolio's inception and has held a certain position in the equity research department of Lord Abbett since 1982.

         JanCap Growth Portfolio: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, acts as the Sub-advisor for the JanCap Growth Portfolio. Janus serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1996, Janus managed assets worth over $39 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.

     The portfolio manager responsible for management of the Portfolio is Thomas
F. Marsico. Mr. Marsico has managed Janus Growth and Income Fund since its inception in May 1991 and Janus Twenty Fund since April 1985.

     T. Rowe Price Asset Allocation Portfolio: T. Rowe Price Associates, Inc., ("T. Rowe Price") was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 1996, the firm and its affiliates managed approximately $85 billion for approximately four million individual and institutional accounts.

     The T. Rowe Price Asset Allocation Portfolio is managed by an Investment Advisory Committee composed of the following members: Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Notzon joined
T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

     T. Rowe Price International Equity Portfolio: Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $25 billion under management as of June 30, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong. The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

         The advisory group for the T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Christopher Alderson, Peter Askew, Richard J. Bruce, Mark J.T. Edwards, John R. Ford, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States. Christopher Alderson joined Price-Fleming in 1988, and has 9 years of experience with the Fleming Group in research and portfolio management, including an assignment in Hong Kong. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios. Richard J. Bruce joined Price-Fleming in 1991 and has 7 years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis, including 4 years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management, including assignments in the Far East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 16 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has 9 years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has 7 years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.

         Founders Capital Appreciation Portfolio: Founders Asset Management, Inc. ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, has acted as an investment advisor since 1938 and serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $4 billion as of June 30, 1996.

         The portfolio manager responsible for management of the Founders Capital Appreciation Portfolio is Michael K. Haines, a Senior Vice President of investments of Founders. Mr. Haines has been associated with Founders since 1985, serving as assistant portfolio manager and as a lead portfolio manager.

         INVESCO Equity Income Portfolio: INVESCO Trust Company, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, which was established in 1932. INVESCO Trust Company serves as sub-advisor to INVESCO Growth Fund, Inc., INVESCO
Dynamics Fund, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Income Funds, Inc.; INVESCO Tax-Free Income Funds, Inc.; INVESCO Strategic Portfolios, Inc.; INVESCO Emerging Opportunity Funds, Inc.; INVESCO Industrial Income Fund, Inc.; INVESCO Multiple Asset Funds, Inc.; INVESCO Specialty Funds, Inc.; and INVESCO Variable Investment Funds, Inc. INVESCO Funds Group, Inc. and INVESCO Trust Company are part of a global financial services firm that managed approximately $90 billion of assets as of June 30, 1996. The parent company, INVESCO PLC, was organized in 1935 and is based in London, with money managers located in Europe, North America and the Far East.

         INVESCO PLC has recently announced its agreement to merge with AIM Management Group, a large United States mutual fund manager. This merger is expected to be completed in February 1997, subject to certain conditions including approval by the shareholders of both INVESCO and AIM as well as INVESCO and AIM institutional clients and the holders of INVESCO and AIM mutual funds. It is not currently anticipated that the merger would result in any change in the operations of INVESCO PLC or INVESCO Trust Company. Nonetheless, the merger may result in an "assignment," as defined in the 1940 Act, of the sub-advisory agreement between INVESCO Trust Company and the Investment Manager with respect to the INVESCO Equity Income Portfolio, which, in turn, would result in the automatic termination of the sub-advisory agreement and require the approval of a new sub-advisory agreement by the shareholders of the Portfolio.

     The portfolio managers responsible for management of the INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager; and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1993 and also has served as Portfolio Manager and Senior Vice President of INVESCO Trust Company since 1993. Mr. Paul has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1994 and has served as Senior Vice President (1994 to present) of INVESCO Trust Company.

     PIMCO  Total  Return  Bond  Portfolio  and  PIMCO  Limited   Maturity  Bond
Portfolio: Pacific Investment Management Company ("PIMCO") serves as Sub-advisor to the PIMCO Total Return Bond Portfolio and PIMCO Limited

Maturity Bond Portfolio. It is an investment counseling firm founded in 1971 and, as of June 30, 1996, has over $79 billion of assets under management. PIMCO is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a registered investment advisor with the Securities and Exchange Commission and a commodity trader advisor with the CFTC.

     The portfolio manager responsible for management of the PIMCO Total Return Bond Portfolio and the PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO Investment Management Company and has been associated with the firm for 24 years.

         Berger Capital Growth Portfolio: Berger Associates, Inc. ("Berger Associates"), 210 University Blvd., Suite 900, Denver, Colorado, 80206, has acted as an investment advisor since 1973. Berger Associates serves as the investment advisor to the Berger Capital Growth Portfolio and other mutual funds, as well as for retirement plans and institutional and private investors. As of June 30, 1996, Berger Associates managed assets worth approximately $3.6 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 84% of the outstanding voting stock of Berger Associates, most of which it acquired in 1994. KCSI is a publicly-traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses.

         The portfolio manager responsible for the management of the Portfolio is Rodney L. Linafelter. Mr. Linafelter, owner of approximately 8% of the outstanding voting stock of Berger Associates, is Vice President, Chief Investment Officer and a Director of Berger Associates. Mr. Linafelter joined Berger Associates in January 1990, where he has served as portfolio manager of the Berger One Hundred Fund and the Berger Growth and Income Fund, as well as for retirement plans and institutional and private investors. From April 1986 to December 1989, Mr. Linafelter was employed as a Financial Consultant (registered representative) with Merrill Lynch, Pierce, Fenner & Smith, Inc., providing investment advice to institutions and individuals.

Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements") which provide that the Investment Manager will furnish each applicable Portfolio with investment advice and investment management and administrative services with respect to the applicable Portfolio subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted above to conduct the investment programs of each Portfolio, including the purchase, retention, disposition and lending of securities. Such Sub-advisors are required to provide research and statistical analysis and to keep books and records of securities transactions. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on the activities of the Sub-advisors to the Trustees. The Investment Manager must also provide or obtain for the Trust, and thereafter supervise, such executive, administrative, accounting, custody, transfer agent and shareholder servicing services as are deemed advisable by the Board of Trustees.

         Under the terms of the Management Agreements, each Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, Portfolio pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         The Investment Manager receives a fee, payable each month, for the performance of its services. The Investment Manager pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services. The Investment Management fee payable may differ from Portfolio to Portfolio, reflecting the objective, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Portfolio's fee is accrued daily for the purposes of determining the offering and redemption price of the Portfolio's shares. The fees payable to the Investment Manager are as follows:

         Lord Abbett Growth and Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,059,567.

         JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $2,977,217.

     T. Rowe Price Asset Allocation Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $314,161.

     T. Rowe Price International Equity Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,412,350.

         Founders Capital Appreciation Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $486,749.

         INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $821,220.

         PIMCO Total Return Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $652,311.

         PIMCO Limited Maturity Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $100,949.

         Berger Capital Growth Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $160,794.

         The Investment Manager has agreed, by the terms of the Management Agreements, to reimburse each Portfolio for certain operating expenses so that total expenses of the Portfolio do not exceed a specified percentage of the Portfolio's average daily net assets. Such specified percentage may differ between the Portfolios, reflecting the objective, policies and restrictions of each Portfolio and the expenses involved in conducting an investment program for each Portfolio. For an additional discussion of Portfolio expense limitations, see "Management of the Trust: Investment Management Agreements" in the Trust's Statement of Additional Information.

Sub-Advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services. The fee to Sub-advisors may differ from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:

         Lord, Abbett & Co. for the Lord Abbett Growth and Income Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $705,288.

         Janus Capital Corporation for the JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $1,869,411.

     T. Rowe  Price  Associates,  Inc.  for the T. Rowe Price  Asset  Allocation
Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .35 of 1% of the portion in excess of $25 million but not in excess of $50 million; and .25 of 1% of the portion in excess of $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $166,105.

         Rowe   Price-Fleming   International,   Inc.  for  the  T.  Rowe  Price
International Equity Portfolio: An annual rate of .75 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60 of 1% of the portion of the net assets over $20 million but not in excess of $50 million; and .50 of 1% of the portion in excess of $50 million. Commencing May 1, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25 of 1% of the portion of the Portfolio's average daily net assets not in excess of $20 million and .10 of 1% of the portion of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the Portfolio equal or exceed $200 million. The Sub-advisor may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $786,175.

         Founders Asset Management,  Inc. for the Founders Capital  Appreciation
Portfolio: An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the net assets in excess of $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $350,949.

         INVESCO Trust Company for the INVESCO Equity Income Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40 of 1% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35 of 1% of the portion of the net assets over $100 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $482,833.

         Pacific  Investment  Management Company for the PIMCO Total Return Bond
Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $299,969.

         Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $47,155.

         Berger Associates, Inc. for the Berger Capital Growth Portfolio: An annual rate of .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $116,002.

         The Annual Report of the Trust for the year ended December 31, 1995 contains a discussion by the Trust's management of the performance of each Portfolio. The Annual Report is available free of charge upon request.

Administrator: PFPC Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp. and has its principal offices at 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust (the "Administrator"). The Administrator provides administrative services to investment companies and other accounts.

The Administration Agreement: The Trust has entered into a Fund Accounting and Administration Agreement with the Administrator (the "Administration Agreement") dated May 1, 1992, under which the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Trust's investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement, and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

         As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator its out-of pocket expenses plus the greater of certain maximum percentages of the average daily net assets of the Trust or certain specified minimums calculated for each Portfolio. The maximum percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.075% of the next $200 million; (c) 0.050% of the next $200 million; and (d) 0.03% of average daily net assets over $600 million. The initial year of this Administration
Agreement commenced on May 1, 1992. The minimum amount for the fifth year of this Administration Agreement is $75,000 for each of the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the T. Rowe Price Asset Allocation Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio and the Berger Capital Growth Portfolio. The minimum for the fifth year of this Administration Agreement is $100,000 for the T. Rowe Price International Equity Portfolio. The minimum amount for the PIMCO Limited Maturity Bond Portfolio is $75,000 per year. For a description of the "out-of-pocket" expenses the Trust is to pay the Administrator, see "The Administration and Accounting Services Agreement" in the Trust's Statement of Additional Information.

Sale of Shares: Shares are sold at net asset value to Participating Insurance Companies and Qualified Plans. Owners of variable annuity contracts and variable insurance policies and plan participants will receive annual and semi-annual reports including the financial statement of the Portfolios that they have authorized for investment. The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. The Trust may enter into Sales Agreements with other Participating Insurance Companies or certain Qualified Plans in the future.

TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating Insurance Companies, Qualified Plans and plan participants in certain types of Qualified Plans since the separate accounts of the Participating Insurance Companies, the Qualified Plans and plan participants in certain Qualified Plans will be the shareholders of the Trust. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants must consult with any applicable plan documents for information on the federal income tax consequences to such holders. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Trust that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax advisor as to the tax consequences of investments in the Trust, including the application of state and local taxes which may differ from the federal income tax consequences described above.

ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST: The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. The Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets): Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1995. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable.

* Because shares of the Portfolios may be purchased through variable insurance contacts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The table below does not reflect any such charges.

Maximum Sales Load Imposed on Purchases (as a percentage of offering price) NONE* Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price) NONE* Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable) NONE* Redemption Fees (as a percentage of amount redeemed, if applicable) NONE* Exchange Fee NONE*

     Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                                               Total        Total
                                                                                               Annual       Annual
                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
Portfolio:                          voluntary    voluntary      any applicable  applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
---------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income         N/A         0.75%            0.24%          0.24%           0.99%        0.99%
JanCap Growth                         N/A         0.90%            0.22%          0.22%           1.12%        1.12%
T. Rowe Price Asset Allocation        N/A         0.85%            0.40%          0.44%           1.25%        1.29%
T. Rowe Price Int'l Equity            N/A         1.00%            0.33%          0.33%           1.33%        1.33%
Founders Capital Appreciation         N/A         0.90%            0.32%          0.32%           1.22%        1.22%
INVESCO Equity Income                 N/A         0.75%            0.23%          0.23%           0.98%        0.98%
PIMCO Total Return Bond               N/A         0.65%            0.24%          0.24%           0.89%        0.89%
PIMCO Limited Maturity Bond(1)        N/A         0.65%            0.24%          0.24%           0.89%        0.89%
Berger Capital Growth                 N/A         0.75%            0.42%          0.42%           1.17%        1.17%

     (1) This Portfolio commenced operation in May, 1995. Expenses shown are annualized.

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).

EXPENSE EXAMPLES:  The examples reflect expenses of the Portfolio.

The examples shown assume that the total annual expenses for the Portfolios throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement.

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     You would pay the following expenses rounded to the nearest dollar on a $1,000 investment assuming 5% annual return at the end of each time period.


                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

Lord Abbett Growth and Income                        10                32               55                121
JanCap Growth                                        11                35               61                135
T. Rowe Price Asset Allocation                       13                40               69                152
T. Rowe Price International Equity                   14                43               74                161
Founders Capital Appreciation                        13                39               67                148
INVESCO Equity Income                                10                31               54                120
PIMCO Total Return Bond                              9                 28               49                110
PIMCO Limited Maturity Bond                          9                 28               49                110
Berger Capital Growth                                12                37               64                142

PERFORMANCE: The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. Each Portfolio's total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Portfolio. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield, the Portfolio takes the interest and dividend income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of Portfolio shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's net asset value at the end of the 30-day period. For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (in particular, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. The T. Rowe Price International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or
comparisons  may  be  made  with  funds  that  may  have  different   investment
restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

TRANSFER AND SHAREHOLDER SERVICING AGENT AND CUSTODIAN: The custodian for all cash and securities of the T. Rowe Price International Equity Portfolio is Morgan Stanley Trust Company, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities of the other Portfolios is PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, Morgan Stanley Trust Company will serve as co-custodian with respect to foreign securities. The Trust's transfer and shareholder servicing agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

COUNSEL AND AUDITORS: The firm of Werner & Kennedy, 1633 Broadway, 46th Floor, New York, New York 10019, is counsel for the Trust. Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been appointed independent auditor for the Trust.

OTHER INFORMATION: This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Trust's office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.

         Shareholder inquiries should be made by telephone to (203) 926-1888 or, if in writing, to the Trust's office at One Corporate Drive, Shelton, Connecticut 06484. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating
Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. If applicable, each plan participant will receive from the Qualified Plan trustees, or directly from the Trust, unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


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